      As filed with the Securities and Exchange Commission on March 7, 2000
                              Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------

                          QUANTUM EFFECT DEVICES, INC.
             (Exact name of Registrant as specified in its charter)

     DELAWARE                                        77-0290544
 (State of Incorporation)                 (I.R.S. Employer Identification No.

                               -------------------
                       2500 AUGUSTINE BOULEVARD, SUITE 200
                          SANTA CLARA, CALIFORNIA 95954
                                 (408) 565-0300
                    (Address of principal executive offices)

                               -------------------
                           1999 Equity Incentive Plan
                 1999 Non-Employee Directors' Stock Option Plan
                        1999 Employee Stock Purchase Plan
                            (Full title of the plans)

                                THOMAS J. RIORDAN
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          QUANTUM EFFECT DEVICES, INC.
                       2500 AUGUSTINE BOULEVARD, SUITE 200
                          SANTA CLARA, CALIFORNIA 95954
                                 (408) 565-0300
 (Name, address, including zip code, and telephone number, including area code, agent for service)

                                ----------------
                                   Copies to:
                            MATTHEW W. SONSINI, ESQ.
                               COOLEY GODWARD LLP
                               3000 EL CAMINO REAL
                              FIVE PALO ALTO SQUARE
                               PALO ALTO, CA 94306
                                 (650) 843-5000

                               -------------------
                         CALCULATION OF REGISTRATION FEE


====================================================================================================================================
                                                           Proposed Maximum           Proposed Maximum
    Title of Securities                                        Offering                  Aggregate                 Amount of
     to be Registered        Amount to be Registered      Price per Share (1)        Offering Price (1)         Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common        6,302,319 shares            $2.47-$92.88             $167,538,343.49              $44,230.12
  Stock ($.001 par value
        per share)
====================================================================================================================================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the (a) the weighted average exercise price for shares subject to outstanding options granted by Quantum Effect Devices, Inc. (the "Registrant") under the Registrant's 1999 Equity Incentive Plan or (b) the average of the high and low prices of the Registrant's Common Stock on March 3, 2000 as reported on the Nasdaq National Market for shares reserved for future grant pursuant to (i) the Registrant's 1999 Equity Incentive Plan, (ii) the Registrant's 1999 Non-Employee Directors' Stock Option Plan, and (iii) the Registrant's 1999 Employee Stock Purchase Plan.


                                       1.

The chart below details the calculations of the registration fee:


-----------------------------------------------------------------------------------------------------------------------------
                                                                            OFFERING PRICE
              SECURITIES                        NUMBER OF SHARES               PER SHARE           AGGREGATE OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to
outstanding options granted under the
1999 Equity Incentive Plan                       4,621,403                $2.47                    $11,414,865.41
-----------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to unissued
options under the 1999 Equity
Incentive Plan                                   1,180,916                $92.88                   $109,683,478.08
-----------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to unissued
options under the 1999 Non-Employee
Directors' Stock Option Plan                       200,000                $92.88                   $18,576,000
-----------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to the 1999
Employee Stock Purchase Plan                       300,000                $92.88                   $27,864,000
-----------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.


                                       2.

                                     PART II

ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated by reference into this Registration
Statement:

         (a) Registrant's prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), on February 2, 2000 (File No. 333-86901).

         (b) The description of the Company's Common Stock which is contained in the Registration Statement on Form 8-A (File No. 333-86901), filed on January 25, 2000 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

         All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.


ITEM 4. DESCRIPTION OF SECURITIES

         Not Applicable.


ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

         The validity of the shares of Common Stock offered hereby will be passed upon for the Registrant by Cooley Godward LLP, Palo Alto, California. As of the date of this Registration Statement, certain attorneys of Cooley Godward own an aggregate of 7,125 shares of the Registrant's Common Stock.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Act").
Article VI of the Registrant's Second Amended and Restated Certificate of Incorporation provides for indemnification of its directors to the maximum extent permitted by Delaware General Corporation Law and Section 43 of Article XI of the Registrant's Bylaws provides for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the Delaware General Corporation Law.

         Registrant has entered into indemnity agreements with each of its directors and officers which provide indemnification under certain circumstances for acts and omissions which may not be covered by any directors' and officers' liability insurance. The Registrant also maintains an insurance policy for its directors and officers insuring against certain liabilities arising out of certain matters, including matters arising under the Securities Act.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

Not Applicable.


                                       1.

ITEM 8. EXHIBITS

EXHIBIT
NUMBER
     4.1*      Form of Common Stock Certificate

     5.1       Opinion of Cooley Godward LLP

    23.1       Consent of PricewaterhouseCoopers LLP, independent accountants

    23.2       Consent of Cooley Godward LLP (Included in Exhibit 5.1)

    24.1       Power of Attorney (See signature page)

    99.1* 1999 Equity Incentive Plan, Form of 1999 Equity Incentive Plan Stock Option Agreement, Form of Stock Option Grant Notice and Form of 1999 Equity Incentive Plan Notice of Exercise

    99.2*      1999 Employee Stock Purchase Plan and Form of Offering Document

    99.3* 1999 Non-Employee Directors' Stock Option Plan and Form of Nonstatutory Option Agreement and Notice of Exercise

* Incorporated by reference from Registrant's Registration Statement of Form S-1, as amended (File No. 333-86901), initially filed with the Securities and Exchange Commission on September 10, 1999.

ITEM 9. UNDERTAKINGS

1.       The undersigned Registrant hereby undertakes:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         PROVIDED, HOWEVER, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the issuer pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference herein.

         (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


                                       2.

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
         Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                       3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on March 7, 2000.

                                        QUANTUM EFFECT DEVICES, INC.

                                        By:      /s/ Thomas J. Riordan
                                             -----------------------------------
                                             Thomas J. Riordan
                                             Chief Executive Officer, President
                                             and Director


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas J. Riordan and Howard M. Bailey, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                        TITLE                                    DATE
              /s/ Thomas J. Riordan                          Chief Executive Officer,                   March 7, 2000
--------------------------------------------                 President and Director (Principal
              Thomas J. Riordan                              Executive Officer)


              /s/ Howard M. Bailey                           Chief Financial Officer                    March 7, 2000
--------------------------------------------                 (Principal Financial and
              Howard M. Bailey                               Accounting Officer)


              /s/ Barry L. Cox                               Chairman of the Board of                   March 7, 2000
--------------------------------------------                 Directors
              Barry L. Cox


              /s/ Bruce K. Graham                            Director                                   March 7, 2000
--------------------------------------------
              Bruce K. Graham


              /s/ Christopher J. Schaepe                     Director                                   March 7, 2000
--------------------------------------------
              Christopher J. Schaepe


              /s/ Lester M. Crudele                          Director                                   March 7, 2000
--------------------------------------------
              Lester  M. Crudele



                                       4.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                        Description

     4.1*      Form of Common Stock Certificate

     5.1       Opinion of Cooley Godward LLP

    23.1       Consent of PricewaterhouseCoopers LLP, independent accountants

    23.2       Consent of Cooley Godward LLP (Included in Exhibit 5.1)

    24.1       Power of Attorney (See signature page)

    99.1* 1999 Equity Incentive Plan, Form of 1999 Equity Incentive Plan Stock Option Agreement, Form of Stock Option Grant Notice and Form of 1999 Equity Incentive Plan Notice of Exercise

    99.2*      1999 Employee Stock Purchase Plan and Form of Offering Document

    99.3* 1999 Non-Employee Directors' Stock Option Plan and Form of Nonstatutory Option Agreement and Notice of Exercise

--------------
* Incorporated by reference from Registrant's Registration Statement of Form S-1, as amended (File No. 333-86901), initially filed with the Securities and Exchange Commission on September 10, 1999.


                                       5.